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                                  THE MUNDER FUNDS
                           SUPPLEMENT DATED MAY 15, 1998
                        TO PROSPECTUS DATED OCTOBER 29, 1997

                                  THE NETNET FUND


Beginning June 1, 1998, the NetNet Fund will offer two classes of retail shares. Class A shares will be sold with a front-end sales charge and Class B shares will be sold at net asset value but will be subject to a contingent deferred sales charge if the shares are redeemed within 6 years. If you purchase shares prior to June 1, 1998, your initial and subsequent purchases will be made without a sales charge. Additionally, beginning June 1, 1998, the Fund will be available for purchase through select broker/dealers with whom we have agreements. For additional information please contact us at 1-800-4MUNDER.